SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
        Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant[X]
Filed by a Party other than the Registrant[ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                      SPARTECH CORPORATION
 ...................................................................
        (Name of Registrant as Specified in Its Charter)

                           REGISTRANT
 ...................................................................
           (Name of Person(s) Filing Proxy Statement)

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

SPARTECH CORPORATION
7733 Forsyth Boulevard - Suite 1450
Clayton, Missouri 63105

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 13, 1996

TO THE SHAREHOLDERS OF
SPARTECH CORPORATION:

The Annual Meeting of Shareholders of Spartech Corporation will be held at the Pierre Laclede Conference Center, 7733 Forsyth Boulevard, Clayton, Missouri 63105, on Wednesday March 13, 1996 at 10:00 a.m. for the following purposes:

   1. To elect two Class C directors to serve three year terms.

   2. To ratify the selection of Arthur Andersen LLP as independent auditors of the Company for the 1996 fiscal year.

   3. To transact such other business as may properly come before the meeting.

   The Board of Directors has fixed the close of business on January 18, 1996 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any and all adjournments thereof.

   Whether or not you plan to attend the meeting in person, please complete, sign and return the proxy, which you may revoke at any time prior to its use. A self-addressed envelope, which requires no postage if mailed in the United States, is enclosed for your convenience in returning the signed proxy.

                         By Order of the Board of Directors

                         /S/David B. Mueller

                         David B. Mueller
St. Louis, Missouri      Vice President of Finance,
January 19, 1996         Chief Financial Officer and Secretary

Proxy - front cover

SPARTECH CORPORATION
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 13, 1996

To Our Shareholders:

   The enclosed proxy is solicited by the Board of Directors of Spartech Corporation (the "Company" or "Spartech") for use at the Annual Meeting of Shareholders of the Company to be held at the Pierre Laclede Conference Center, 7733 Forsyth Boulevard, Clayton, Missouri 63105, on Wednesday March 13, 1996 at 10:00 a.m. and at any and all adjournments thereof. All expenses incident to the preparation and mailing of the proxy statement and form of proxy will be paid by the Company. In addition to solicitations by mail, a number of regular employees of the Company may solicit proxies on behalf of the Board of Directors in person or by telephone. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries, for reasonable costs incurred by them in transmitting proxy materials to the beneficial owners of the Company's stock.

   The persons named in the accompanying proxy were selected by the Board of Directors of the Company. All are directors of the Company. They have advised the Company of their intentions, if no contrary instructions are given, to vote the shares represented by all properly executed and unrevoked proxies received by them for the Board of Directors' nominees for director and for management proposal 2, as set forth in the Notice of the Meeting, and on any other matter which may come before the meeting in accordance with their best judgment.

   This proxy statement and the proxy solicited hereby are being first sent or delivered to shareholders of the Company on or about January 19, 1996. Any shareholder given a proxy has the right to revoke it by notifying the Secretary of the Company of such revocation, in writing, at any time before its exercise. Execution of the proxy will not in any way affect the shareholder's right to attend the meeting and vote in person.

   A copy of the Company's Annual Report to Shareholders for the fiscal year ended October 28, 1995 accompanies this proxy statement.

OUTSTANDING SHARES AND VOTING PROCEDURES

   The outstanding voting securities of the Company on January 18, 1996, consisted of 23,340,916 shares of common stock, entitled to one vote per share held.

   With respect to proposal 1, a plurality of the votes present in person or represented by proxy at the meeting is required to elect directors. With respect to proposal 2, a majority of the votes present in person or represented by proxy at the meeting is required to adopt such proposal. Abstentions are counted in the number of shares present in person or represented by proxy for purposes of determining whether a proposal has been approved, whereas broker non-votes are not counted for such purposes.

   Only shareholders of record at the close of business on January 18, 1996, will be entitled to receive notice of and to vote at the Annual Meeting and at any and all adjournments thereof. A majority of the outstanding shares of stock entitled to vote must be represented at the meeting in person or by proxy to constitute a quorum.

ELECTION OF DIRECTORS

   The Board of Directors is divided into three classes. Classes A and B have three directors each and Class C has two directors. All directors hold office for a term of three years. Class A directors hold office until the Annual

Proxy - page 1

Meeting of Shareholders in 1997, Class B directors hold office until the Annual Meeting of Shareholders in 1998, and Class C directors will hold office until the Annual Meeting of Shareholders in 1999, and, in each case, until their successors are duly elected and qualified.

   The Board of Directors has nominated W.R. Clerihue, and Jackson W. Robinson, present directors of the Company, to be re-elected Class C directors of the Company. Vita International Limited ("Vita"); TCW Special Placements Fund I, TCW Special Placements Fund II and TCW Capital, all California limited partnerships (collectively "The TCW Group" or "TCW"); executive officers; and directors as a group, comprising 16,144,640 votes, have informed the Company that they intend to cast their votes "for" these Board nominees.

   The members of the Company's Board of Directors, whose terms will continue after the meeting, and the nominees for election to the Board, with certain information about each of them, including their principal occupations for the last five years, are listed below.

                                                                      Spartech
                                                                      Director
    Name, Age            Principal Occupation and Other Directorships Since


John F. Arning, 70       Mr. Arning is a retired partner of the law   1992
                         firm Sullivan & Cromwell, having held that position from January 1957 through his retirement on January 1, 1992. He also serves as a director of Box Energy
                         Corporation. His term as Director expires at the 1998 Annual Meeting.

Bradley B. Buechler, 47  President, Chief Executive and Chief         1984
                         Operating Officer of the Company. Mr.
                         Buechler is a CPA and was with Arthur
                         Andersen & Co. prior to joining the Company in 1981. He was Corporate Controller and
                         Vice President, Finance of the Company
                         from 1981 to 1984.  He became Chief
                         Operating Officer of the Company in 1985, the Company's President in 1987, and Chief
                         Executive Officer effective October 1, 1991.
                         Mr. Buechler is also the immediate past
                         Chairman of the Sheet Producers Division of the Society of Plastics Industry. His term as Director expires at the 1998 Annual Meeting.

Thomas L. Cassidy, 67    Mr. Cassidy has been a Managing Director of  1986
                         Trust Company of the West and a senior partner of TCW Capital since 1984. Prior to 1984, he was a Managing Director of The First Boston
                         Corporation. Mr. Cassidy serves on the Board of Directors of Federal Paper Board Company, Inc.,
                         DeVlieg - Bullard, Inc., and Holnam, Inc. His term as Director expires at the 1997 Annual
                         Meeting.

W.R. Clerihue, 72        Chairman of the Board of the Company.  Mr.   1990
                         Clerihue became Chairman of the Board
                         effective October 1, 1991. He is currently a consultant and also a director of Federal
                         Paper Board Company, Inc., New York. He is retired from Celanese Corporation, with his last position at Celanese being Executive Vice
                         President and Chief of Staff. Mr. Clerihue currently stands for re-election.

Proxy - page 2


                                                                      Spartech
                                                                      Director
    Name, Age            Principal Occupation and Other Directorships Since

Francis J. Eaton, 56     Mr. Eaton is a polymer technologist and,     1990
                         after joining British Vita PLC in 1958, became
                         General Manager of the Industrial Polymer
                         Division in 1971.  He was appointed to
                         British Vita's Board of Directors in 1975 and became their Deputy Chief Executive Officer effective October 1, 1991. Mr. Eaton is a council member of the British Rubber
                         Manufacturers' Association in the United
                         Kingdom. His term as Director expires at the 1998 Annual Meeting.

David B. Mueller, 42     Vice President, Chief Financial Officer, and 1994
                         Secretary of the Company. Mr. Mueller is a
                         CPA and was with Arthur Andersen & Co. from
                         1974 to 1981.  He was Corporate Controller
                         of Apex Oil Company, from 1981 to 1988.
                         He became Vice President and Chief Financial
                         Officer of the Company in 1988 and was named
                         Secretary in 1991.   His term as Director
                         expires at the 1997 Annual Meeting.


Jackson W. Robinson, 53  Mr. Robinson is President of Winslow          1993
                         Management Company, a separate operating division of Eaton Vance Management in Boston, having held that position since 1983.
                         He is also a director of
                         Merlin International Green Investment Trust,
                         Jupiter-European Investment Trust, The National
                         Gardening Association, and of Suffield Academy.
                         Mr. Robinson currently stands for re-election.

Rodney H. Sellers, 49    Mr. Sellers is a Chartered Accountant in     1990
                         the United Kingdom.  He joined British Vita
                         PLC 1971, was appointed to British Vita's Board of Directors in 1974, and on July 1, 1990, he became their Chief Executive. His term as Director expires at the 1997 Annual Meeting.

   Of the current members of the Company's Board of Directors, three were nominated by significant shareholders of the Company. Messrs. Eaton and Sellers were nominated by Vita, and Mr. Cassidy was nominated by the TCW Group. On April 13, 1992, the Company's Board of Directors amended the Company's By-laws so as to require, with respect to certain significant matters affecting the Company, the affirmative vote of at least 50% of the members of the Board, so long as a director nominated by each of Vita and TCW is included in such 50% vote. Prior to the April 13, 1992 By-laws amendment, such affirmative vote percentage was 85%. Matters requiring the aforesaid 50% vote include (i) merger or consolidation of the Company with another corporation, (ii) sale or transfer of more than 25% of the Company's assets or recommended acceptance of any offer or proposal to acquire or acquisition of securities of the Company or involving the Company's assets, (iii) purchase or acquisition of substantially all of another corporation's assets, (iv) the Company's engaging in any new business or ceasing to engage in an existing business, (v) issuance of shares of capital stock or any options or warrants to purchase capital stock other than pursuant to exercise or conversion of outstanding securities of the Company, (vi) approval of, amendments, extensions to or cancellations of employment agreements with executives of the Company, (vii) incurrence or renewal of indebtedness exceeding $500,000, and (viii) redemption of preferred stock or acquisitions of preferred or common stock of the Company from an interested shareholder. Any merger, acquisition or business transaction with Vita or TCW, or any acquisition or redemption of shares of common or preferred stock from Vita or TCW will require a majority of directors other than directors designated by such interested shareholder.

Proxy - page 3

   The Board of Directors recommends that shareholders vote FOR the Board of Directors' slate of nominees standing for election.

BOARD OF DIRECTORS
AND COMMITTEES

   During fiscal 1995, the Board formally met four times, and twice telephonically. No director attended fewer than 75% of the formal meetings of the Board and Board Committees of which he was a member, with the exception of Messrs. Eaton and Sellers of Vita who, because of long and costly international travel requirements, alternate their attendance at the formal meetings.

   The Board has an Audit Committee, currently consisting of Messrs. Arning, Clerihue, and Robinson, which formally met twice during fiscal 1995. The Audit Committee's function is to recommend the appointment of independent accountants to audit the Company's financial statements and to perform other services related to the audit; review the scope and results of the audit with the independent accountants; review with management and the independent accountants the Company's interim and year end operating results; consider the adequacy of the internal accounting and auditing procedures of the Company; and review the non-audit services to be performed by the independent accountants and consider the effect of such performance on the accountants' independence.

   The Board has a Compensation Committee, currently consisting of Messrs. Arning, Cassidy, Clerihue, Eaton, and Robinson, which formally met twice during fiscal 1995. The Compensation Committee's function is to review all compensation arrangements in excess of $100,000 per annum, as well as any employment contract.

   The Board does not have a Nominating Committee.

   Each non-management director receives an annual fee of $27,000, plus reimbursable expenses for meetings attended. In addition, the Company pays an annual fee of $36,000 to British Vita PLC for services provided to the Company by one of its directors. Mr. Clerihue, the Company's Chairman of the Board, receives an additional $15,000 per annum for service to the Company. Each non-management director also receives $1,000 for each Board or Committee Meeting attended of which he is a member.

Proxy - page 4

EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table summarizes compensation earned or awarded to the Company's Chief Executive Officer and each other executive officer whose aggregate salary and bonus exceeds $100,000 annually.

                                                      Long-Term
                             Annual Compensation    Compensation
    Name and        Fiscal                            Options      All Other
Principal Position   Year   Salary($)    Bonus($)    Granted(#)  Compensation($)

Bradley B. Buechler  1995   $333,462    $254,870        50,000      $55,078(1)
President, Chief
Executive            1994   $298,377    $179,091        80,000      $54,891
and Chief Operating
Officer              1993   $271,949    $108,410          -         $45,782


David B. Mueller     1995   $201,154    $140,170        45,000      $34,642(1)
Vice President of
Finance,             1994   $175,881    $ 85,750        40,000      $32,964
Chief Financial
Officer and          1993   $160,807    $ 51,910           -        $27,931
Secretary


Daniel J. Yoder      1995   $134,039    $ 55,000        12,000     $18,520(1)
Vice President
Engineering          1994   $122,841    $ 42,500        10,000     $ 3,019
and Technology
                     1993   $110,110    $ 35,000         5,000     $18,652


Randy C. Martin      1995   $ 10,577    $ 5,000         10,000         -
Corporate
Controller(2)        1994        -          -              -           -

                     1993        -          -              -           -

(1) The amounts disclosed in this column for fiscal year 1995 include:

   (a) Company contributions to non-qualified defined contribution arrangements on behalf of Mr. Buechler, $52,350; Mr. Mueller, $31,295; and Mr. Yoder, $15,000.

   (b) Company matching contributions under the Company's 401(k) Savings and Investment Plan on behalf of Mr. Buechler, $2,728; Mr. Mueller, $3,347; and Mr. Yoder, $3,181.

   (c) Company contributions to term life insurance premiums on behalf of Mr. Yoder, $339.

(2)   Mr. Martin commenced employment with the Company on September
25, 1995.

Proxy - page 5

Option Grants

   The following table summarizes option grants made during fiscal 1995 to the executive officers named above.

                               Individual Grants

                             % of Total                     Potential Realizable
                 Number of    Options                          Value at Assumed
                Securities   Granted to                    Annual Rates of Stock
                Underlying    Employees                       Price Appreciation
                 Options      in Fiscal  Exercise Expiration  For Option Term(1)
   Name         Granted(#)       Year      Price     Date      5%($)     10%($)

Bradley B.
  Buechler       50,000         19.2%     $5.375  11/30/04   $169,016   $428,318

David B.
  Mueller        45,000         17.3%     $5.375  11/30/04  $152,114   $385,486

Daniel J.
  Yoder          12,000          4.6%     $5.375  11/30/99  $ 17,820   $ 39,378

Randy C. Martin  10,000          3.8%     $7.000   9/25/00  $ 19,340   $ 42,736

(1) The rates of appreciation presented of 5% and 10% are set by the Securities and Exchange Commission and therefore are not intended to forecast future appreciation of the Company's stock price.

   The following table summarizes all exercised and unexercised options at the end of fiscal 1995 for the executive officers named above.

                                                                   Value of
                                              Number of           Unexercised
                   Shares                 Unexercised Options   "In-the-Money"
                Acquired On   Value       at Fiscal Year End      Options at
   Name         Exercise(#) Realized($)(1) (All Exercisable)  Fiscal Year End(1)

Bradley B. Buechler  78,150   $237,962          832,062           $2,820,589

David B. Mueller     16,320   $25,827           165,000           $  403,750

Daniel J. Yoder         -         -              27,000           $   48,875

Randy C. Martin         -         -              10,000                  -(2)

(1)The values represent the difference between the exercise price of the options and the price of the Company's common stock on the date of exercise and at fiscal year end, respectively.

(2) The option exercise price was in excess of the Company's common stock price at fiscal year end.

Employment Agreements

Messrs. Buechler and Mueller

   On July 1, 1995, the Company entered into Restated Employment Agreements (the "Agreements") with Messrs. Buechler and Mueller (collectively hereinafter the "Employees" and individually, an "Employee") which amend and restate the Employment Agreements previously in effect with each of these Employees. The term of

Proxy - page 6

each Agreement commenced July 1, 1995 and shall continue until terminated by two years' written notice by the Company to the Employee or by one year's written notice from the Employee to the Company, such notice not to be given by the Company or the Employee before June 30, 1998. The Agreements provide for annual base salaries, subject to periodic review for cost of living and/or merit and other increases, of $330,000 for Mr. Buechler and $200,000 for Mr. Mueller, and with: (a) a bonus based upon the Company's earnings, (b) term life insurance of $1,250,000 for Mr. Buechler and $750,000 for Mr. Mueller and
(c) annual contributions to a pension plan in an amount equal to 15% of each Employee's base salary.

   Each Employee shall be entitled to a lump sum severance benefit equal to two times Employee's then current base salary plus the aggregate amount of bonus paid or earned by the Employee in the two years prior to the date of such notice of termination, upon the occurrence of any of the following events: (a) if the Employee is terminated by the Company for any reason other than for "cause" as described below, or (b) if the Employee justifiably resigns and terminates his employment with the Company, provided that such voluntary termination occurs as permitted under Agreement as described below.
If the Employee terminates his employment for any other reason pursuant to written notice as provided in the Agreement, he shall be entitled to a lump sum severance benefit equal to the sum of: (a) the Employee's then current base salary for one year, plus (b) one-half of the aggregate amount of bonus paid or earned by the Employee in the two years prior to the date of such written notice of termination.

   A termination for Cause shall have occurred only if such Employee's employment is terminated because he was convicted of a felony, or because of acts or omissions (including failure to follow the lawful instructions of the Company's Board of Directors) on such Employee's part resulting, or intended to result in, personal gain at the expense of the Company (including its subsidiaries) or intentional acts or omissions on such Employee's part causing material injury in excess of $1,000,000 to the property or business of the Company (including its subsidiaries). Cause shall not include: (i) bad judgment or any act or omission reasonably believed by such Employee in good faith to have been in or not opposed to the best interest of the Company (including its subsidiaries); or (ii) any acts or omissions by such Employee in connection with any bid, tender or merger offer, restructuring proposals, or any controversy or litigation relating thereto (whether involving British Vita PLC or other persons), in which the Company may become involved, wherein such Employee's acts or omissions are the subject of controversy with any persons or firms involved in such matters.

   If any of the following events occur during the term of the Agreements, each Employee may voluntarily terminate and "justifiably resign" his employment immediately upon the occurrence of such event, and be entitled to the severance benefits described above: (a) any duties are assigned to such Employee or restrictions are placed on such Employee which are inconsistent with his position, duties, responsibilities and status as President and Chief Executive Officer in the case of Mr. Buechler and Vice President of Finance and Chief Financial Officer in the case of Mr. Mueller; or (b) such Employee's base salary, options and bonuses under such Employee's Agreement are not paid or delivered within seven days of such Employee's notice to the Company that such are due, or the Company takes action which otherwise adversely affects or materially reduces any other benefits or rights which such Employee is entitled to under such Employee's Agreement.

Mr. Yoder

   On June 30, 1995, the Company entered into an Employment Agreement (the "Agreement") with Mr. Yoder. The term of the Agreement extends to June 30, 1998 with annual base compensation, subject to periodic review for cost of living and/or merit and other increases, of $140,000. In addition, the Agreement requires the Company to maintain term life insurance in the amount of $250,000 for Mr. Yoder's designated beneficiaries for the term of the Agreement, all premiums thereon to be paid by the Company. The Agreement provides for a guaranteed minimum bonus of $25,000 per year, or a greater amount based upon his performance and the overall results of the Company's operations.

Proxy - page 7

Performance Graph

   The following graph compares cumulative total Company shareholder return for the last five years, with overall market performance as measured by the cumulative return of the Standard & Poor's 500 Stock Index and a Company-constructed peer group index, assuming an initial investment of $100 at the beginning of the period and the reinvestment of all dividends. The peer group index consists of the following companies: M.A. Hanna
Company, specialty compounds; Dexter Corporation, specialty compounds;
American Filtrona, filtration and plastic packaging products; Gundle Environmental Systems, polyethylene lining systems; and Portage Industries Corporation, extruded plastic sheet.

-line graph-

     Point values on graph are as follows:

                 Spartech         S&P 500            Peer
                Corporation        Index            Group

1990              100.00          100.00            100.00
1991               93.75          129.10            132.18
1992              125.00          137.72            144.55
1993              187.50          153.90            162.37
1994              287.50          155.38            169.38
1995              321.75          191.69            185.74

Proxy - page 8

BOARD COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

To Our Shareholders:

   The Compensation Committee of the Board of Directors is responsible for approving compensation levels for all executive officers of the Company and for any employee with base compensation in excess of $100,000 per annum, and for any employee with an employment contract. Our objective is to provide compensation that is fair and equitable to both the employee and the Company. Consideration is given to the employee's overall responsibilities, professional qualifications, business experience, technical expertise and their resultant combined value to the Company's long-term performance and growth.

   In establishing compensation levels for the Chief Executive Officer and Chief Financial Officer, we consulted an independent survey published by the accounting firm of Ernst & Young entitled, "Midwest's Top 400 Public Companies 1993 Executive Compensation". Base salaries, when combined with anticipated bonuses, were established at levels approximating the average reported for companies of comparable size to Spartech Corporation. Annual bonuses for these two employees are based on the operating results of the Company.

   The Compensation Committee also reviews the stock options to be awarded to all employees. Future stock option awards will be granted to individuals based upon performance.

   The Compensation Committee periodically reviews the compensation levels we established for each employee for whom we are responsible and approves adjustments recommended by the Chief Executive Officer for changes in responsibility for various executives of the Company or economic conditions.
We believe that by providing fair and equitable compensation levels, the Company will continue to attract and maintain qualified individuals who are dedicated to the long-term performance and growth of Spartech Corporation.

   In December 1993, the Internal Revenue Service issued proposed regulations concerning compliance with Section 162(m) of the Internal Revenue Service Code of 1986, as amended (the "Code"). Section 162(m) generally disallows a public company's deduction for compensation to any one employee in excess of $1.0 million per year unless the compensation is pursuant to a plan approved by the public company's shareholders. None of the named executive officers presently receives, and the Compensation Committee does not anticipate that such persons will receive, annual cash compensation in excess of the $1.0 million cap provided in Section 162(m) in the foreseeable future.

   John F. Arning      W.R. Clerihue      Jackson W. Robinson

         Thomas L. Cassidy      Francis J. Eaton

Proxy - page 9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

   The table set forth below identifies the aggregate shares of common stock beneficially owned by each director, by each executive officer, by the executive officers and directors as a group, and by all persons known to the Company as of December 31, 1995, to be the beneficial owner of more than 5% of the 23,338,916 shares of common stock outstanding as of that date.

                        Number    Percentage              Number
                          of         of                     of
                     Outstanding  Outstanding  Number     Shares      Percentage
                        Common     Common        of      Beneficially  of Class
                        Shares     Shares      Shares      Owned     Outstanding
Name and Address    Beneficially Beneficially Subject to Including    Including
of Beneficial Owner    Owned(1)    Owned      Options(2)  Options      Options

Directors and
Executive Officers:

   John F. Arning
   201 East 28th Street
   New York, NY 10016    30,000      *            -       30,000         *

   Bradley B. Buechler
   7733 Forsyth Boulevard
   Suite 1450
   Clayton, MO 63105     71,000      *      887,062      958,062      3.9%

   Thomas L. Cassidy
   200 Park Avenue
   New York, NY 10166  7,035,288(3)  30.1%       -     7,035,288(3)     28.7%

   W.R. Clerihue
   Suite 714 Harbour Center
   555 West Hastings Street
   Vancouver, B.C.
   Canada V6B 4N5        30,000      *           -       30,000          *

   Francis J. Eaton
   Soudan Street
   Middleton, Manchester
   M24 2DB England    8,734,987(4)  37.4%        -   8,734,987(4)       35.6%

   Randy C. Martin
   7733 Forsyth Boulevard
   Suite 1450
   Clayton, MO 63105        -         -      10,000     10,000           *

   David B. Mueller
   7733 Forsyth Boulevard
   Suite 1450
   Clayton, MO 63105    36,920        *     215,000    251,920           1.0%

   Jackson W. Robinson
   24 Federal Street
   Suite 580
   Boston, MA 02110     205,900(5)    *     30,000    235,900(5)         1.0%

Proxy - page 10

                        Number    Percentage              Number
                          of         of                     of
                     Outstanding  Outstanding  Number     Shares      Percentage
                        Common     Common        of      Beneficially  of Class
                        Shares     Shares      Shares      Owned     Outstanding
Name and Address    Beneficially Beneficially Subject to Including    Including
of Beneficial Owner    Owned(1)    Owned      Options(2)  Options      Options

Directors and
Executive Officers:

   Rodney H. Sellers
   Soudan Street
   Middleton, Manchester
   M24 2DB England    8,734,987(4)  37.4%          -   8,734,987(4)     35.6%

   Daniel J. Yoder
   7733 Forsyth Boulevard
   Suite 1450
   Clayton, MO 63105        545       *      41,750       42,295          *

   All Directors and
   Executive Officers
   as a Group
   (10 persons)      16,144,640    69.2%    1,183,812   17,328,452      70.7%

Other Beneficial Owners
In Excess of 5% of the Common
Shares Outstanding:

   Vita International Limited
   Soudan Street
   Middleton, Manchester
   M24 2DB England    8,734,987(4)   37.4%        -   8,734,987(4)      35.6%

   The TCW Group(6)
   c/o TCW Special
   Placements Fund I
   200 Park Avenue
   New York, NY 10166 7,035,288(3)   30.1%        -  7,035,288(3)       28.7%

Proxy - page 11

NOTES:

* Denotes that the percentage of class of security beneficially owned is less than 1%.

(1)   Does not include shares issuable upon exercise of options.

(2) Represents common shares issuable upon exercise of options (all presently exercisable) held by the beneficial owner indicated.

(3) Mr. Cassidy, a director, is Managing Director of Trust Company of the West and is a senior partner of TCW Capital; as such, this amount includes the common stock owned by TCW Group.

(4) Messrs. Eaton and Sellers, each a director of the Company, are also directors of British Vita PLC and Vita International Limited; as such, these amounts include common stock owned by Vita International Limited.

(5) Mr. Robinson, a director, is President of Winslow Management Company, a separate operating division of Eaton Vance Management in Boston; as such, this amount includes the common stock owned by Winslow Management.

(6) The TCW Group is comprised of TCW Special Placements Fund I, TCW Special Placements Fund II and TCW Capital, all California limited partnerships.

Proxy - page 12

PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors of the Company, on the recommendation of the Audit Committee, appointed Arthur Andersen LLP as independent auditors of the Company for fiscal 1996. The Board proposes that the shareholders ratify at this meeting the appointment of Arthur Andersen LLP as independent auditors for fiscal 1996. Arthur Andersen LLP has served as the Company's independent auditors since fiscal 1986. The Company has had no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

   Arthur Andersen LLP has advised the Company that its representatives will be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

   The Board of Directors recommends that shareholders vote FOR this proposal.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

   Management does not now intend to bring before the Annual Meeting any matters other than those disclosed in the Notice of the Meeting and it does not know of any business which persons other than management intend to present at the meeting. Should any other matter requiring a vote of the shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote such shares in respect of any such other matter in accordance with their best judgment.

PROPOSALS OF SHAREHOLDERS

   Proposals of shareholders intended to be presented at the 1997 Annual Meeting of the Shareholders of the Company must be received by the Company, for inclusion in its proxy statement and form of proxy relating to that meeting, by August 31, 1996.

   Shareholders are urged to sign, date and return promptly the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States. Your cooperation is appreciated.

                      By Order of the Board of Directors

                      /S/David B. Mueller
                      David B. Mueller
                      Vice President of Finance,
January 19, 1996      Chief Financial Officer and Secretary

Proxy - page 13

Notice of Annual Meeting
and Proxy Statement
Annual Meeting of Shareholders
March 13, 1996

SPARTECH  Corporation
7733 Forsyth - Suite 1450 - Clayton, Missouri 63105-1817

Proxy - back

                   SPARTECH CORPORATION PROXY

  PROXY TO VOTE SHARES OF COMMON STOCK SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MARCH 13, 1996 AT 10:00 A.M. C.S.T. AT THE PIERRE LACLEDE CONFERENCE CENTER, 7733 FORSYTH BOULEVARD,
CLAYTON, MO 63105.

  The undersigned hereby appoints W.R. Clerihue and Bradley B. Buechler, and each of them with full power of substitution, as the proxies of the undersigned to vote and act with respect to all shares of Common Stock of Spartech Corporation which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on March 13, 1996, and at any and all adjournments thereof with all the powers the undersigned would possess if personally present, upon the matters noted below and such other matters as may properly come before the meeting:

1. ELECTION OF DIRECTORS: [ ] FOR all nominees (except as marked to the contrary)
                          [ ] WITHHOLD AUTHORITY for all nominees
                              W.R. Clerihue, Jackson W. Robinson

   (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

2. PROPOSAL TO RATIFY APPOINTMENT OF ARTHUR ANDERSEN LLP, as
   auditors of the Company for the fiscal year 1996.
              [ ] FOR     [ ] AGAINST    [ ] ABSTAIN

3. In accordance with their best judgment upon such matters as may properly come before the meeting.
          [ ] Authority Granted   [ ] Authority Withheld





                         (Back of Card)

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO PREFERENCE IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES AND THE PROPOSAL LISTED AND IN ACCORDANCE WITH THEIR BEST JUDGMENT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.




          Signature of Shareholder


          Signature of Shareholder

          IMPORTANT: Please sign this Proxy exactly as your name appears hereon. IF SHARES ARE HELD BY MORE THAN ONE OWNER, EACH MUST SIGN. Executors, administrators, trustees, guardians, and others signing in representative capacity should give their full titles.

          DATED: ___________, 1996
          Be sure to date this proxy.